UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2015

BERKSHIRE INCOME REALTY LLC
(formerly Berkshire Income Realty, Inc.)
(Exact name of registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Beacon Street, Boston, MA		02108
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (617) 523-7722
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13-e4(c))

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, on September 28, 2015, Berkshire Income Realty, Inc. (the “Company”) notified NYSE MKT LLC (“NYSE MKT”) of its intent to remove its Series A Preferred Stock from listing on NYSE MKT in connection with the Redemption (as defined below), and requested that NYSE MKT file a delisting application with the Securities and Exchange Commission (the “SEC”) to delist and deregister the Company’s 9% Series A Cumulative Redeemable Preferred Stock (the “Series A Preferred Stock”).

On October 28, 2015, NYSE MKT filed a Form 25 with the SEC to confirm that the Company’s Series A Preferred Stock is no longer listed on NYSE MKT and the Company intends to file with the SEC a certification and notice of termination on Form 15, deregistering the Company’s Series A Preferred Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and suspending the reporting obligations of the Company with respect to the Company’s Series A Preferred Stock under Sections 13 and 15(d) of the Exchange Act.

On October 29, 2015, the Company issued a press release announcing the delisting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 28, 2015, the Company converted (the “Conversion”) its form of business organization from a Maryland corporation to a Maryland limited liability company. Upon the conversion, Berkshire Income Realty, Inc. changed its name to Berkshire Income Realty LLC. In connection with the conversion, the former Articles of Amendment and Restatement and By-Laws were terminated and Berkshire Income Realty LLC adopted Articles of Organization including Articles of Conversion, a Plan of Conversion, and a Limited Liability Company Operating Agreement.

The foregoing description of the conversion is qualified in its entirety by reference to the Plan of Conversion and Liquidation including the Articles of Organization and Limited Liability Company Operating Agreement, which is incorporated by reference as Exhibit 3.1 to this Current Report on Form 8-K.

Item 8.01     Other Events.

On October 28, 2015,simultaneously with the Conversion, the Company redeemed (the “Redemption”) all of the issued and outstanding shares of Series A Preferred Stock in accordance with the procedures set forth in the Company’s Articles of Amendment and Restatement.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

EXHIBIT NO.	DESCRIPTION
3.1	Plan of Conversion and Liquidation of Berkshire Income Realty, Inc. (Incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K filed September 28, 2015 (File No. 000-28074)).
99.1	Press release of the Company, dated as of October 29, 2015, announcing delisting from NYSE MKT

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKSHIRE INCOME REALTY LLC

Date: October 29, 2015	By:	/s/ David E. Doherty
David E. Doherty Senior Vice President and Principal Financial Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION
3.1	Plan of Conversion and Liquidation of Berkshire Income Realty, Inc. (Incorporated herein by reference to Exhibit 2.1 of the Company’s Form 8-K filed September 28, 2015 (File No. 000-28074)).
99.1	Press release of the Company, dated as of October 29, 2015, announcing delisting from NYSE MKT